Exhibit 10.59

AMENDMENT NO. 1 TO

SUBORDINATED CONVERTIBLE BALLOON PROMISSORY NOTE

THIS AMENDMENT NO. 1 TO SUBORDINATED CONVERTIBLE BALLOON PROMISSORY NOTE (this “Amendment”) is made as of March 29, 2024 by and between SKYX Platforms Corp., a Florida corporation (collectively with its subsidiaries and affiliates the “Company”), and [____] (the “Holder”).

WHEREAS, the Company issued to the Holder a Subordinated Convertible Balloon Promissory Note dated [____] (the “Note”); and

WHEREAS, the parties desire to amend the Note, and pursuant to Section 7 of the Note, an amendment contemplated by the parties must be contained in an instrument in writing signed by the parties.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Note.

2. Amendments to the Note.

(a) The definitions of the Maturity Date, as defined in Section 1 of the Note, is hereby amended by replacing the first sentence of Section 1 of the Note with the following:

“Unless sooner converted in accordance with Section 3, the principal on this Note is due and payable on May 16, 2025 (the “Maturity Date”).”

(b) The Interest rate in Section 2 of the Note is hereby amended by increasing the Interest rate from six percent (6%) to ten percent (10%), effective as of January 1, 2024.

(c) Section 3(a) of the Note is hereby amended by replacing it with the following:

“(a) This Note shall be convertible into shares of the Company’s common stock (“Common Stock”) in the sole and absolute discretion of the Holder prior to or on the Maturity Date and shall convert into that number of Common Stock as shall equal (i) the principal amount of the Note plus accrued and unpaid interest as of the conversion date divided by (ii) USD $3.00 per share of Common Stock.”

3. Date of Effectiveness; Limited Effect. This Amendment will be deemed effective as of the earlier of the original Maturity Date of the Note. To the extent that the Note matured prior to the date of this Amendment, the Note continued to accrue interest in accordance with Section 2 of the Note and the Holder waives any right to acceleration or default interest pursuant to Section 4 in connection with the foregoing. Except as expressly provided in this Amendment, all of the terms and provisions of the Note are and will remain in full force and effect and are hereby ratified and confirmed by the parties. Each reference in the Note to “this Note,” “the Note,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Note in any other agreements, documents or instruments executed and delivered pursuant to, or in connection with, the Note, will mean and be a reference to the Note as amended by this Amendment.

4. Miscellaneous. This Amendment constitutes the sole and entire agreement of the parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter. The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment. This Amendment is governed by, and construed in accordance with, the laws of the State of Florida, without regard to the conflict of laws provisions of such State. This Amendment may be executed in any number of counterparts and by electronic transmission or facsimile, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

SIGNATURE PAGE TO AMENDMENT NO. 1 TO

SUBORDINATED CONVERTIBLE BALLOON PROMISSORY NOTE

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

COMPANY:	HOLDER:

SKYX PLATFORMS CORP.	[_____]

By:	By:
Name:	Name:
Title:	Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 TO

SUBORDINATED CONVERTIBLE BALLOON PROMISSORY NOTE